UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 20, 2026

XEROX HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

New York	001-39013	83-3933743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Merritt 7

Norwalk, Connecticut

06851

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 849-5216

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Xerox Holdings Corporation Common Stock, $1 par value	XRX	Nasdaq Global Select Market
Xerox Holdings Corporation Warrants to Purchase Common Stock, $1 par value	XRXDW	Nasdaq Global Select Market

Securities registered pursuant to Section 12(g) of the Act:

None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 20, 2026, the shareholders of Xerox Holdings Corporation (the “Company”) approved an amendment (the “Plan Amendment”) to the Xerox Holdings Corporation 2024 Equity and Performance Incentive Plan (the “Plan”) at the Company’s annual meeting of shareholders (the “2026 Annual Meeting”). The Company’s shareholders approved the Plan Amendment in accordance with the voting results set forth below under Item 5.07. The Plan Amendment was previously adopted by the Company’s Board of Directors, subject to shareholder approval.

The Plan was originally approved by the Company’s shareholders on May 22, 2024, and the term of the Plan ends on May 22, 2034, or such earlier date as determined by the Compensation and Human Capital Committee of the Board of Directors. The Plan Amendment became effective on May 20, 2026, following approval by the Company’s shareholders. The Plan Amendment increases the number of shares of the Company’s common stock available for issuance under the Plan by 15,000,000 shares.

The above description of the Plan Amendment does not purport to be complete and is qualified in its entirety by the full text of the Plan Amendment, set forth in Exhibit 10.1, and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

Set forth below are the matters on which the Company’s shareholders voted at the 2026 Annual Meeting, along with final voting results, as reported by the Company’s independent inspector of election.

1.	Election of Directors. All nominees for director were elected.

Name	For	Against	Abstain	Non-Votes
John G. Bruno	61,031,963	1,983,261	294,579	24,917,530
Tami A. Erwin	60,879,481	2,112,130	318,192	24,917,530
Priscilla Hung	60,306,508	2,673,724	329,571	24,917,530
Scott Letier	60,763,260	2,230,676	315,867	24,917,530
Nichelle Maynard-Elliott	60,609,204	2,377,772	322,827	24,917,530
Edward G. McLaughlin	60,808,194	2,174,684	326,925	24,917,530
Louis J. Pastor	61,361,965	1,660,009	287,829	24,917,530
John J. Roese	61,134,753	1,859,087	315,963	24,917,530
Amy Schwetz	61,022,748	1,954,945	332,110	24,917,530

2.	Ratification of appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2026. The selection of PricewaterhouseCoopers LLP was ratified.

For	Against	Abstain	Non-Votes
85,318,113	2,380,846	528,374	0

3.

Approval, on an advisory basis, of the 2025 compensation of the Company’s Named Executive Officers (“NEOs”), as defined and disclosed in Company’s proxy statement in connection with the 2026 Annual Meeting. The 2025 compensation of the Company’s NEOs was approved, on an advisory basis.

For	Against	Abstain	Non-Votes
57,704,131	5,076,884	528,788	24,917,530

4.	Proposal to approve an Amendment to the Company’s 2024 Equity and Performance Incentive Plan. The Second Amendment to the 2024 Equity and Performance Incentive Plan was approved.

For	Against	Abstain	Non-Votes
46,522,213	15,872,321	915,269	24,917,530

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Second Amendment to the Xerox Holdings Corporation 2024 Equity and Performance Incentive Plan (Incorporated by reference to Annex A to Xerox Holdings Corporation’s Proxy Statement on Schedule 14A dated April 7, 2026. See SEC File Number 001-39013)

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly authorized this Report to be signed on its behalf by the undersigned duly authorized.

XEROX HOLDINGS CORPORATION

	By:	/s/ Eric Risi
Eric Risi
Date: May 27, 2026		Assistant Secretary